SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2010
Integrated Electrical Services, Inc.
(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)
1800 West Loop South
Suite 500
Houston, Texas 77027
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (713) 860-1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry into a Material Definitive Agreement.
     On May 7, 2010, Integrated Electrical Services, Inc., a Delaware corporation (the “Company” or “we”), and certain of its present and future subsidiaries and affiliates entered into a new agreement of indemnity (the “Surety Agreement”) with Chartis Property Casualty Company, Chartis Insurance Company of Canada, American Home Assurance Company, Commerce and Industry Insurance Company, Granite State Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., New Hampshire Insurance Company and The Insurance Company of the State of Pennsylvania (collectively, with any and all of their affiliates, subsidiaries, successors and assigns, the “Surety”).
     Pursuant to the Surety Agreement, we have agreed to assign to the Surety, among other things, as collateral to secure our obligations under the Surety Agreement, our rights, title and interest in, and all accounts receivable and related proceeds arising pursuant to, any contract bonded by the Surety on our behalf. Further, under the Surety Agreement, we have also agreed that, upon written demand, we will deposit with the Surety, as additional collateral, an amount determined by the Surety to be sufficient to discharge any claim made against the Surety on a bond issued on our behalf.
     The Surety Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Surety Agreement.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

Exhibit 10.1	Agreement of Indemnity, dated May 7, 2010, by Integrated Electrical Services, Inc. and certain of its present and future subsidiaries and affiliates and Chartis Property Casualty Company, Chartis Insurance Company of Canada, American Home Assurance Company, Commerce and Industry Insurance Company, Granite State Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., New Hampshire Insurance Company and The Insurance Company of the State of Pennsylvania and any and all of their affiliates, subsidiaries, successors and assigns.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.
Date: May 13, 2010	/s/ William L. Fiedler
William L. Fiedler
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Agreement of Indemnity, dated May 7, 2010, by Integrated Electrical Services, Inc. and certain of its present and future subsidiaries and affiliates and Chartis Property Casualty Company, Chartis Insurance Company of Canada, American Home Assurance Company, Commerce and Industry Insurance Company, Granite State Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., New Hampshire Insurance Company and The Insurance Company of the State of Pennsylvania and any and all of their affiliates, subsidiaries, successors and assigns.